UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2012

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2012, following the previously announced hospitalization of John B. Menzer, Chief Executive Officer of Michaels Stores, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) established an interim Office of the Chief Executive Officer (the “CEO Office”) and temporarily transferred Mr. Menzer’s responsibilities to the CEO Office.  Mr. Menzer is on medical leave from the Company and is expected to be out for an extended period of time.  Mr. Menzer’s status will be reevaluated by the Board on a periodic basis.

The CEO Office is comprised of Charles M. Sonsteby, the Company’s current Chief Administrative Officer and Chief Financial Officer, and current director Lewis S. Klessel, who was additionally appointed to the newly-created position of interim Chief Operating Officer of the Company effective May 16, 2012.  Mr. Sonsteby will remain in his current position while carrying out his CEO Office responsibilities, and Mr. Klessel will continue to serve on the Board while carrying out his additional responsibilities as interim Chief Operating Officer and member of the CEO Office.  The CEO Office will report to the Board.

The information regarding the business experience and background of Messrs. Sonsteby and  Klessel is incorporated by reference to the relevant information set forth in the section titled “Management--Executive Officers” and the section titled “Management--Directors,” respectively, of the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission (the “Commission”) on March 30, 2012 (the “Form S-1”).  The information regarding Mr. Sonsteby’s compensation arrangements with the Company is incorporated by reference to the relevant information set forth in the section titled “Executive Compensation” of the Form S-1.  There will be no change to Mr. Sonsteby’s compensation arrangements as a result of his appointment to the CEO Office.  There will be no compensation arrangement between the Company and Mr. Klessel with respect to his appointment to the CEO Office or as interim Chief Operating Officer. The Company will file an amendment to this Current Report on Form 8-K if and when such arrangements are determined.

There is no arrangement or understanding between Messrs. Sonsteby or Klessel and any other person pursuant to which they were appointed to the CEO Office or, in the case of Mr. Klessel, as the Company’s interim Chief Operating Officer.  Other than as described in the section titled “Certain Relationships and Related Party Transactions--Other Arrangements and Relationships with the Sponsors--Other Relationships” of the Form S-1 with respect to Mr. Klessel, there are no transactions involving Messrs. Sonsteby or Klessel requiring disclosure under Item 404(a) of Regulation S-K of the Commission.

Item 8.01              Other Events.

On May 16, 2012, the Company issued a press release regarding the establishment of the CEO Office, the appointment of Messrs. Sonsteby and  Klessel to such office and Mr. Klessel’s appointment as interim Chief Operating Officer, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press release of Michaels Stores, Inc. dated May 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Member, Interim Office of the Chief Executive Officer, Chief Administrative Officer and Chief Financial Officer

Date: May 16, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release of Michaels Stores, Inc. dated May 16, 2012.